[BLUE]


                       LETTER OF TRANSMITTAL AND CONSENT
                  To Tender and to Give Consent in Respect of
               8 3/4% Subordinated Debentures Due March 15, 2005
                             CUSIP No. 42221H-AG-2
                                      of
                   HEALTHTRUST, INC. - THE HOSPITAL COMPANY
                    In Exchange for Notes Due June 1, 2025
                                      of
                      COLUMBIA/HCA HEALTHCARE CORPORATION
              Pursuant to the Prospectus and Consent Solicitation
                             dated ________, 1995

- --------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE ON ________, ________, 1995, UNLESS EXTENDED (THE "EXPIRATION DATE") AT 11:59 P.M., NEW YORK CITY TIME.

OLD 8 3/4% DEBENTURES TENDERED FOR EXCHANGE MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

NO GUARANTEED DELIVERY PROCEDURES ARE AVAILABLE WITH RESPECT TO THE EXCHANGE OFFER.
- --------------------------------------------------------------------------------

                       TO:  CHEMICAL BANK, EXCHANGE AGENT

         By Mail:                       Overnight or Hand Delivery:                    Facsimile Transmission:

      Chemical Bank                           Chemical Bank                               (212) 629-8015
 Reorganization Department                    55 Water Street                             (212) 629-8016
      P.O. Box 3085                       Second Floor - Room 234
       GPO Station                       New York, New York  10041                     Confirm by Telephone:
New York, New York  10116-3086         Attention:  Reorganization Department              (212) 946-7137

     QUESTIONS REGARDING THE EXCHANGE OFFER OR COMPLETION OF THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT FOR THE EXCHANGE OFFER, AT (800) 829-6554 (TOLL FREE).

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THIS "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE OR OTHER THAN IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN, WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used in connection with (i) the physical delivery of Old 8 3/4% Debentures (as defined herein) to Chemical Bank, as exchange agent (the "Exchange Agent") or (ii) the delivery of Old 8 3/4% Debentures by book-entry transfer to the account of the Exchange Agent at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("Philadep", and together with DTC and MSTC, the "Book-Entry Transfer Facilities"), in accordance with the procedures described in the Prospectus and Consent Solicitation dated __________, 1995 (together, the "Prospectus") under the heading "The Exchange Offers -- Procedures for Tendering Old Securities and Giving Consents."

     Pursuant to the Prospectus, receipt of which is hereby acknowledged, Columbia/HCA Healthcare Corporation (the "Company") is offering to exchange New 2025 Notes (as defined herein) plus an amount of cash consideration for Old 8 3/4% Debentures properly tendered. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all Old 8 3/4% Debentures that are properly tendered (and not withdrawn) prior to 11:59 p.m., New York City time, on the Expiration Date.

     Holders who tender Old 8 3/4% Debentures are required to consent to the proposed amendments (as defined below). THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT (AS DEFINED BELOW) TO THE PROPOSED AMENDMENTS.

     NO GUARANTEED DELIVERY PROCEDURES ARE AVAILABLE WITH RESPECT TO THE EXCHANGE OFFERS. Therefore, the Exchange Agent must receive this Letter of Transmittal and the Old 8 3/4% Debentures tendered herewith by 11:59 p.m., New York City time, on the expiration date in order for such Old 8 3/4% Debentures to be validly tendered.

     Holders who wish to tender their Old 8 3/4% Debentures (and thereby consent to the Proposed Amendments) must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through (3) in the table below entitled "Description of Old 8 3/4% Debentures Tendered and In Respect of Which Consent Is Given" (the "Description Table") and complete and sign in the box below entitled "SIGN HERE." If only columns (1) through (3) are completed in the Description Table, the holder will be deemed to have consented to the Proposed Amendments in respect of, and to have tendered, all Old 8 3/4% Debentures listed in the Description Table. If a holder wishes to tender less than all of such Old 8 3/4% Debentures delivered to the Exchange Agent, column
(4) of the Description Table must be completed in full.  See Instruction 4.

     IN ORDER TO EFFECT A VALID TENDER OF OLD 8 3/4% DEBENTURES THE UNDERSIGNED MUST COMPLETE THE ACCOUNT INFORMATION TABLE BELOW. NEW 2025 NOTES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM THROUGH DTC AND ONLY TO THE DTC ACCOUNT OF THE UNDERSIGNED OR THE UNDERSIGNED'S CUSTODIAN. ACCORDINGLY, IF THE UNDERSIGNED TENDERS (I) BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, THE FIRST BOX IN THE ACCOUNT INFORMATION TABLE MUST BE CHECKED AND ANY NEW 2025 NOTES WILL BE DELIVERED TO THE DTC PARTICIPANT FROM WHICH TENDER WAS EFFECTED,
(II) BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT MSTC OR PHILADEP, THE SECOND BOX IN THE ACCOUNT INFORMATION TABLE MUST BE CHECKED AND THE UNDERSIGNED MUST PROVIDE INFORMATION REGARDING THE DTC PARTICIPANT TO WHICH ANY NEW 2025 NOTES SHOULD BE DELIVERED, OR (III) BY PHYSICAL DELIVERY OF CERTIFICATES TO THE EXCHANGE AGENT, THE THIRD BOX IN THE ACCOUNT INFORMATION TABLE MUST BE CHECKED AND THE UNDERSIGNED MUST PROVIDE INFORMATION REGARDING THE DTC PARTICIPANT TO WHICH ANY NEW 2025 NOTES SHOULD BE DELIVERED. FAILURE TO PROVIDE THE INFORMATION NECESSARY TO EFFECT DELIVERY OF NEW 2025 NOTES WILL RENDER SUCH HOLDER'S TENDER DEFECTIVE AND THE COMPANY WILL HAVE THE RIGHT, WHICH IT MAY WAIVE, TO REJECT SUCH TENDER.

     ATTENTION ANY TENDERING HOLDER WHOSE OLD 8 3/4% DEBENTURES WILL NOT BE
                                                                     ---
DELIVERED TO THE EXCHANGE AGENT THROUGH DTC: Because New 2025 Notes will be delivered only in book-entry form through DTC, you are urged to contact promptly
                                                                        --------
a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any New 2025 Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the Account Information Table.

- --------------------------------------------------------------------------------
TO VALIDLY COMPLETE THE LETTER OF TRANSMITTAL (AND THEREBY CONSENT TO THE
PROPOSED AMENDMENTS), COMPLETE PAGES 4 AND 5, COMPLETE AND SIGN PAGE 9, AND (IF NECESSARY) COMPLETE AND SIGN PAGES 8, 10 AND 14.

THE INSTRUCTIONS STARTING ON PAGE 11 FORM A PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND SHOULD BE READ CAREFULLY.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
                     Complete One Method of Tender Only*
- --------------------------------------------------------------------------------

VIA DTC
- -------

[_] CHECK HERE IF TENDERED OLD 8 3/4% DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
     FOLLOWING:

     Name of DTC Participant____________________________________________________

     DTC Participant Number_____________________________________________________

________________________________________________________________________________

VIA MSTC OR PHILADEP
- --------------------

[_] CHECK HERE IF TENDERED OLD 8 3/4% DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY OTHER THAN DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________

     Name of Book-Entry Transfer Facility   [_] MSTC   [_] PHILADEP (check one)

DTC Participant Receiving New 2025 Notes:**

     DTC Participant Name______________________________________________________

     DTC Participant Number____________________________________________________

     Customer Account Number___________________________________________________

     Participant Contact Name/Phone Number______________________________________

_______________________________________________________________________________

VIA PHYSICAL DELIVERY
- ---------------------

[_] CHECK HERE IF TENDERED OLD 8 3/4% DEBENTURES ARE BEING DELIVERED IN PHYSICAL FORM AND COMPLETE THE FOLLOWING:

DTC Participant Receiving New 2025 Notes:**

     DTC Participant Name_______________________________________________________

     DTC Participant Number_____________________________________________________

     Customer Account Number____________________________________________________

     Participant Contact Name/Phone Number______________________________________

________________________________________________________________________________

* Failure to complete one, and only one, method of tender will render the undersigned's tender defective.
** Failure to provide the information necessary to effect delivery of New 2025 Notes will render the undersigned's tender defective.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
DESCRIPTION OF OLD 8 3/4% DEBENTURES TENDERED AND IN RESPECT OF WHICH CONSENT
                                   IS GIVEN
                          (SEE INSTRUCTIONS 3 AND 4)
- -------------------------------------------------------------------------------

                                                       OLD 8 3/4% DEBENTURES TENDERED AND IN
  NAME(S) AND ADDRESS(ES) OF HOLDER(S)                               RESPECT
  (PLEASE FILL IN EXACTLY AS SUCH NAME                       OF WHICH CONSENT IS GIVEN
APPEARS ON THE FACE OF THE OLD SECURITIES                    (ATTACH ADDITIONAL SIGNED
  TENDERED OR ON A SECURITY POSITION                           SCHEDULE IF NECESSARY)
    LISTING WITH RESPECT THERETO)
- --------------------------------------------------------------------------------------------------------------------

    (1)                                            (2)                        (3)                      (4)
- --------------------------------------------------------------------------------------------------------------------
                                               CERTIFICATE              TOTAL PRINCIPAL         PRINCIPAL AMOUNT
                                                NUMBER(S) *            AMOUNT OF OLD 8 3/4%      TENDERED **
                                                                         DEBENTURES **          AND IN RESPECT
                                                                                                    OF WHICH
                                                                                                CONSENT IS GIVEN
                                                                                               (IF LESS THAN ALL)

                                            ------------------------------------------------------------------------

                                            ________________________________________________________________________

                                            ________________________________________________________________________

                                            ________________________________________________________________________

                                            ________________________________________________________________________

                                            ________________________________________________________________________

                                              Total
- --------------------------------------------------------------------------------------------------------------------

 *      Need not be completed by holders tendering by book-entry transfer.

 ** You must consent to the Proposed Amendments in respect of all Old 8 3/4% Debentures tendered by you; completion of column (3) will constitute a Consent to the Proposed Amendments in respect of such Old 8 3/4% Debentures, unless less than all Old 8 3/4% Debentures are to be tendered as specified in column (4), in which case Consents only with respect to such lesser amount of Old 8 3/4% Debentures shall be given.
- --------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby (i) consents (the "Consent") to the proposed amendments described in the Prospectus (the "Proposed Amendments"), to the Indenture, dated as of March 30, 1993 (the "Indenture"), between Healthtrust, Inc. - The Hospital Company ("Healthtrust") and The First National Bank of Boston, as trustee (the "Old Trustee"), pursuant to which the 8 3/4% Subordinated Debentures of Healthtrust due March 15, 2005 (the "Old 8 3/4% Debentures") indicated above were issued, and (ii) tenders to the Company the Old 8 3/4% Debentures indicated above in exchange for a like principal amount of the Company's Notes due June 1, 2025 (the "New 2025 Notes") and an amount of cash consideration, upon the terms and subject to the conditions set forth in the Prospectus (receipt of which is hereby acknowledged) and in this Letter of Transmittal, both of which together constitute the Company's offer (the "Exchange Offer") to exchange New 2025 Notes and an amount of cash consideration for Old 8 3/4% Debentures properly tendered.

     The amount of cash consideration to be paid by the Company with respect to Old 8 3/4% Debentures properly tendered and accepted by the Company will be calculated as follows (and the results of such calculation will be publicly announced no later than 9:00 a.m., New York City time, on the business day prior to the Expiration Date). A price that includes accrued but unpaid interest to the Exchange Date (as defined below) will be calculated with respect to the Old 8 3/4% Debentures (the "Reference Total Price"), as described in the Prospectus. Such Reference Total Price will be based on a yield to the first optional redemption date with respect to such debentures (March 15, 2001) equal to the sum of (i) the yield on the 7 3/4% U.S. Treasury Note due February 15, 2001, as of 4:00 p.m., New York City time, on the second business day prior to the

Expiration Date, plus (ii) ___%. In exchange for each $1,000 principal amount of Old 8 3/4% Debentures properly tendered and accepted by the Company, the undersigned will receive, in addition to $1,000 principal amount of New 2025 Notes, an amount of cash consideration equal to the amount by which the Reference Total Price for the Old 8 3/4% Debentures exceeds $1,000. The New 2025 Notes will be delivered by book-entry transfer to the DTC account of the undersigned or the undersigned's custodian as specified in the Account Information Table above, and the appropriate cash payment will be made by check to the undersigned (unless specified otherwise in "Special Issuance and Delivery Instructions" below) in New York (next day) funds, on the fifth business day following the Expiration Date (the "Exchange Date"). THE UNDERSIGNED ACKNOWLEDGES THAT TENDERING OLD 8 3/4% DEBENTURES IN ACCORDANCE WITH THE EXCHANGE OFFER CONSTITUTES A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO ALL OLD 8 3/4% DEBENTURES SO TENDERED.

     Subject to, and effective upon, acceptance for exchange of the Old 8 3/4% Debentures tendered hereby in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old 8 3/4% Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Old 8 3/4% Debentures or transfer ownership of such Old 8 3/4% Debentures on the account books maintained by a Book-Entry Transfer Facility, in either such case, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Old 8 3/4% Debentures for transfer on the books of the Company, (c) deliver the Consent contained herein to the Old Trustee, and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old 8 3/4% Debentures, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that: (a) the undersigned
(i) has full power and authority to tender the Old 8 3/4% Debentures tendered hereby and to sell, assign and transfer all right, title and interest in and to such Old 8 3/4% Debentures and (ii) either has full power and authority to consent to the Proposed Amendments or is delivering a duly executed Consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority; and (b) the Company will acquire good, indefeasible and unencumbered title to such Old 8 3/4% Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the Old 8 3/4% Debentures tendered hereby or to perfect the undersigned's Consent to the Proposed Amendments.

     The undersigned understands that, subject to the terms and conditions of the Exchange Offer, Old 8 3/4% Debentures properly tendered and not withdrawn will be exchanged for New 2025 Notes and an amount of cash consideration as described above. If any amount of tendered Old 8 3/4% Debentures is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Old 8 3/4% Debentures than the principal amount to be tendered, such unexchanged Old 8 3/4% Debentures or Old 8 3/4% Debentures for untendered amounts, as the case may be, will be returned, without expense, to the undersigned, either to the Book-Entry Transfer Facility account from which tender was effected or to the address below if Old 8 3/4% Debentures were tendered in physical form.

     The undersigned understands that the Proposed Amendments will be adopted with respect to the Old 8 3/4% Debentures tendered herewith only upon consummation of the Exchange Offer with respect to such Old 8 3/4% Debentures.

     The undersigned understands that tenders of Old 8 3/4% Debentures pursuant to the procedures described in the Prospectus under the heading "The Exchange Offers -- Procedures for Tendering Old Securities and Giving Consents" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions described in the Prospectus.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     TENDERS OF OLD 8 3/4% DEBENTURES MADE PURSUANT TO THE EXCHANGE OFFER MAY NOT BE WITHDRAWN AFTER 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. PRIOR TO SUCH TIME, THE WITHDRAWAL OF OLD 8 3/4% DEBENTURES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROSPECTUS WILL EFFECT A REVOCATION OF THE CONSENT WITH RESPECT TO SUCH OLD 8 3/4 DEBENTURES. ANY VALID REVOCATION OF A CONSENT WILL RENDER THE CORRESPONDING TENDER OF OLD 8 3/4% DEBENTURES DEFECTIVE, AND THE COMPANY WILL HAVE THE RIGHT, WHICH IT MAY WAIVE, TO REJECT SUCH TENDER. A PURPORTED NOTICE OF WITHDRAWAL OR REVOCATION WILL BE EFFECTIVE ONLY IF DELIVERED TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE SPECIFIC PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFERS -- WITHDRAWAL AND REVOCATION RIGHTS."

     Please credit all New 2025 Notes issued for any Old 8 3/4% Debentures exchanged to the DTC account of the undersigned or the undersigned's custodian as specified in the Account Information Table above. Unless otherwise indicated under "Special Issuance and Payment Instructions," please issue the check for the appropriate cash consideration for any Old 8 3/4% Debentures exchanged and issue any Old 8 3/4% Debentures not tendered or not exchanged in the name of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the appropriate cash consideration for any Old 8 3/4% Debentures exchanged and deliver any Old 8 3/4% Debentures not tendered or not exchanged (unless tender was effected by book-entry transfer, in which case credit such Old 8 3/4% Debentures to the Book-Entry Transfer Facility account from which tender was effected) to the undersigned at the address shown below the undersigned's signature.

     In the event that "Special Issuance and Payment Instructions" is completed, please issue the check for the appropriate cash consideration for any Old 8 3/4% Debentures exchanged and/or issue any Old 8 3/4% Debentures not tendered or not exchanged in the name of the person so indicated. In the event that "Special Delivery Instructions" is completed, please mail the check for the appropriate cash consideration for any Old 8 3/4% Debentures exchanged and/or deliver any certificates for Old 8 3/4% Debentures not tendered or not exchanged (unless tender was effected by book-entry transfer, in which case credit such Old 8 3/4% Debentures to the Book-Entry Transfer Facility account from which tender was effected) to the person at the address so indicated. The undersigned recognizes that the Company has no obligation under the "Special Issuance and Payment Instructions" provision or the "Special Delivery Instructions" provision of this Letter of Transmittal to effect the transfer of any Old 8 3/4% Debentures from the name of the Record Holder (as defined below) thereof if the Company does not accept for exchange any of the principal amount of the Old 8 3/4% Debentures tendered pursuant to this Letter of Transmittal.

- -------------------------------------------------------------------------------

                         SPECIAL ISSUANCE AND PAYMENT
                                 INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if Old 8 3/4% Debentures to be returned in the principal amount of Old 8 3/4% Debentures not tendered or not exchanged and/or the check for the appropriate cash consideration for any Old 8 3/4% Debentures exchanged, are to be issued in the name of someone other than the undersigned.

Please issue (check one or both)
[_] check   [_] Old 8 3/4% Debentures not tendered or not exchanged, to:

Name.........................................................................
                                (Please Print)

Address......................................................................

.............................................................................

.............................................................................
                              (Include Zip Code)

.............................................................................
                  (Taxpayer Identification or Social Security
                            Number(s)/*/ of Payee)


.............................................................................

   *   Please also complete the enclosed Substitute Form W-9.
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if Old 8 3/4% Debentures to be issued in the principal amount of Old 8 3/4% Debentures not tendered or not exchanged and/or the check for the appropriate cash consideration for any Old 8 3/4% Debentures exchanged, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.


Please send (check one or both)
[_] check   [_] Old 8 3/4% Debentures not tendered or not exchanged, to:

Name.........................................................................
                                (Please Print)

Address......................................................................

.............................................................................

.............................................................................
                              (Include Zip Code)


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                   SIGN HERE
    PLEASE COMPLETE THE SUBSTITUTE FORM W-9 ON THIS LETTER OF TRANSMITTAL)

BY SIGNING THIS LETTER OF TRANSMITTAL THE HOLDER HEREBY CONSENTS TO THE PROPOSED
                                  AMENDMENTS.

This Letter of Transmittal and Consent must be signed by (i) the holder(s) exactly as the name(s) appear(s) on the Old 8 3/4% Debentures or on a security position listing with respect thereto (a person whose name so appears, a "Record Holder") or (ii) person(s) authorized to become Record Holder(s) by Old 8 3/4% Debentures and/or instruments of transfer transmitted herewith. If the signature(s) appearing below is (are) not of the Record Holder(s), then the Record Holder(s) must sign the form of Consent appearing below and provide the necessary instruments of transfer. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, the line entitled "Capacity" must be filled out. See Instruction 5.

___________________________________       ______________________________________
       Signature of Owner                         Signature of Owner
                                                 (if more than one)


___________________________________       ______________________________________
 Name of Owner (Please print)                    Name of Owner (if more
                                                than one)(Please print)


Dated ______________________, 1995.


Address_________________________________________________________________________
                   (Please Print)               (Include Zip Code)


Capacity (full title)___________________________________________________________

Taxpayer Identification Number or Social Security Number________________________

Telephone Number__________________________________
                      (Include Area Code)



                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)



Name of Firm ______________________     Authorized Signature ___________________

Dated ______________________, 1995.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                    CONSENT

IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A HOLDER OF OLD 8 3/4% DEBENTURES WHO IS NOT THE RECORD HOLDER, THEN THE RECORD HOLDER MUST SIGN THE FOLLOWING CONSENT (OR A SEPARATE DOCUMENT SUBSTANTIALLY IN THE FORM OF THE FOLLOWING CONSENT, WHICH DOCUMENT MUST BE DELIVERED TO THE EXCHANGE AGENT BEFORE 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE), WITH SIGNATURE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN INSTRUCTION 1):

This Consent must be signed by the Record Holder(s) exactly as the name(s) appear(s) on the Old 8 3/4% Debentures or on a security position listing respect thereto. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, the line entitled "Capacity" must be filled out. See Instruction 5.

Pursuant to the Exchange Offer and the Company's solicitation of Consents to the Proposed Amendments, the undersigned Record Holder(s) of the Old 8 3/4% Debentures tendered pursuant to this Letter of Transmittal hereby consent(s) to the Proposed Amendments.


___________________________________     _______________________________________
    Signature of Record Holder                Signature of Record Holder
                                                 (if more than one)

____________________________________    _______________________________________
Name of Record Holder (Please Print)              Name of Record Holder
                                           (if more than one) (Please Print)


Dated ___________________________, 1995.




Address_________________________________________________________________________
                      (Please Print)              (Include Zip Code)

Capacity (full title)___________________________________________________________


Taxpayer Identification Number or Social Security Number________________________

Telephone Number__________________________________
                    (Include Area Code)



                           GUARANTEE OF SIGNATURE(S)
                   (If required -- See Instructions 1 and 5)



Name of Firm _____________________      Authorized Signature ___________________

Dated _________________________________, 1995.

- --------------------------------------------------------------------------------

                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. SIGNATURE GUARANTEES. All signatures on this Letter of Transmittal must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution that is a participant in a Securities Transfer Association recognized program (each an "Eligible Institution"); HOWEVER NO GUARANTEE OF SIGNATURE IS REQUIRED IF the Old 8 3/4% Debentures tendered hereby are tendered
(a) by a Record Holder who has not completed either the box entitled "Special Issuance and Payment Instructions" or the box entitled "Special Delivery Instructions" or (b) for the account of an Eligible Institution. If the Record Holder of the Old 8 3/4% Debentures tendered hereby is a person other than the signer of this Letter of Transmittal, see Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD 8 3/4% DEBENTURES; ISSUANCE OF NEW 2025 NOTES IN BOOK-ENTRY FORM. All physically tendered Old 8 3/4% Debentures, or a confirmation of a book-entry transfer into the Exchange Agent's account at a Book-Entry Transfer Facility of all Old 8 3/4% Debentures delivered electronically, together with a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Exchange Agent at its address set forth on the front page hereof and must be received by the Exchange Agent prior to 11:59 p.m., New York City time, on the Expiration Date.

     Because all New 2025 Notes will be delivered only in book-entry form through DTC, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the Account Information Table. Failure to do so will render a tender of Old 8 3/4% Debentures defective, and the Company will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other
                              --------
intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any New 2025 Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the Account Information Table.

     THE METHOD OF DELIVERY OF OLD 8 3/4% DEBENTURES, THIS LETTER OF TRANSMITTAL AND ANY REQUIRED SIGNATURE GUARANTEES, INCLUDING BOOK-ENTRY DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender, except as expressly provided in the Prospectus.

     3. INADEQUATE SPACE. If the space provided in the Description Table is inadequate, the numbers and principal amount of the Old 8 3/4% Debentures tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS AND CONSENTS. Tenders of Old 8 3/4% Debentures will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Old 8 3/4% Debentures delivered to the Exchange Agent will be deemed to have been tendered and a Consent given with respect thereto unless otherwise indicated in the Description Table. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old 8 3/4% Debentures tendered and in respect of which a Consent is given. With respect to a tender of Old 8 3/4% Debentures held in physical form, if the tender is made with respect to less than the entire principal amount of the Old 8 3/4% Debentures delivered herewith, enter the principal amount (in integral multiples of $1,000) of the Old 8 3/4% Debentures that are to be tendered and in respect of which a Consent is given in the column in the Description Table entitled "Principal Amount Tendered and in Respect of Which Consent Is Given." In such case, a new Old 8 3/4% Debenture for the principal amount of the untendered Old 8 3/4% Debentures will be issued.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A PERSON OTHER THAN THE RECORD HOLDER, A CONSENT IN THE FORM PROVIDED IN THIS LETTER OF TRANSMITTAL MUST BE OBTAINED FROM THE RECORD HOLDER WITH THE SIGNATURE GUARANTEED.

     If this Letter of Transmittal is signed by the Record Holder(s) of the Old 8 3/4% Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Old 8 3/4% Debentures or on a security position listing with respect thereto without any change whatsoever. If any of the tendered Old 8 3/4% Debentures are held by two or more Record Holders, all such persons must sign this Letter of Transmittal. If any of the tendered Old 8 3/4% Debentures are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal is signed by the Record Holder(s) of the Old 8 3/4% Debentures tendered and if any Old 8 3/4% Debentures not tendered or not exchanged are to be returned to the undersigned, then no endorsements of Old 8 3/4% Debentures or separate bond powers or other instruments of transfer are required to effect a valid tender. If the Letter of Transmittal is signed by someone other than the Record Holder or if any Old 8 3/4% Debentures not tendered or not exchanged are to be returned to someone other than the undersigned, then endorsement of the Old 8 3/4% Debentures or separate bond powers or other instruments of transfer will be required to effect a valid tender. Signatures on any such Old 8 3/4% Debentures or bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal, any Consent or any Old 8 3/4% Debentures or bond powers or other instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person(s) acting in a fiduciary or representative capacity, such person
(s) should so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of their authority so to act.

     6. TRANSFER TAXES. The Company will pay or cause to be paid security transfer taxes, if any, with respect to the sale and transfer of any Old 8 3/4% Debentures to it pursuant to the Exchange Offer. If, however, payment of the appropriate cash consideration for any Old 8 3/4% Debentures is to be made to, or Old 8 3/4% Debentures not tendered or not accepted for exchange are to be issued to or returned in the name of, any person other than the Record Holder(s), the amount of any security transfer taxes (whether imposed on the Record Holder(s), such other person or otherwise) payable on account of the payment or transfer to such person will be billed directly to the tendering holder and/or deducted from any payments due with respect to the tendered Old 8 3/4% Debentures unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     7. SPECIAL ISSUANCE AND PAYMENT AND DELIVERY INSTRUCTIONS. If Old 8 3/4% Debentures representing the aggregate principal amount of Old 8 3/4% Debentures not tendered or not exchanged under the Exchange Offer and/or checks for cash consideration for any Old 8 3/4% Debentures exchanged, are to be issued in the name of a person other than the undersigned, or if such Old 8 3/4% Debentures and/or checks are to be sent to someone other than the undersigned or to the undersigned at a different address than that appearing below the signature of the undersigned in the signature box above, the boxes entitled "Special Issuance and Payment Instructions" and "Special Delivery Instructions" in this Letter of Transmittal must be completed as appropriate. Regardless of any information appearing in "Special Issuance and Payment Instructions" or "Special Delivery Instructions", all New 2025 Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned's custodian.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal should be directed to the Information Agent at the address and telephone number set forth on the back cover page hereof and on the back cover page of the Prospectus.

     9. SUBSTITUTE FORM W-9. A tendering holder (or other payee) generally is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 that is provided on the back cover page and to certify that it is not subject to backup withholding. Failure to provide the information on the form may subject the tendering holder (or other payee) to 31% federal backup withholding tax on the payments made to such person, unless such person otherwise establishes an exemption from backup withholding tax.

     IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH THE OLD 8 3/4% DEBENTURES TENDERED AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                           IMPORTANT TAX INFORMATION

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO IT (INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAX LAWS) OF THE OFFER. CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS AND FOREIGN TAXPAYERS) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE AND LOCAL TAX LAWS.

SUBSTITUTE FORM W-9

     Under the federal income tax laws backup withholding at a rate of 31% may be required with respect to payments of interest or redemption proceeds made to certain holders pursuant to the Exchange Offer or the terms of the New 2025 Notes. In order to avoid such backup withholding, each tendering holder must provide the Exchange Agent with such holder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement signed under penalty of perjury attesting as to that status. Forms for such statement can be obtained from the Exchange Agent.

CONSEQUENCES OF FAILURE TO COMPLETE SUBSTITUTE FORM W-9

     Failure to complete Substitute Form W-9 will not, by itself, cause the Old 8 3/4% Debentures to be deemed invalidly tendered but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the Internal Revenue Service.

- --------------------------------------------------------------------------------
   PAYER'S NAME:            CHEMICAL BANK
- --------------------------------------------------------------------------------

                                                                                               Social Security Number
SUBSTITUTE
FORM W-9                         PART I -- PLEASE PROVIDE YOUR
                                 TAXPAYER IDENTIFICATION NUMBER IN                                       or
                                 THE BOX AT THE RIGHT AND CERTIFY
                                 BY SIGNING AND DATING BELOW
DEPARTMENT OF THE TREASURY                                                                 Employer Identification Number

INTERNAL REVENUE SERVICE                                                             ______________________________________________
                                                                                        (if awaiting TIN write "Applied For")
PAYER'S REQUEST FOR              --------------------------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION          PART II -- For Payees exempt from backup withholding, see the Important Tax Information above and
NUMBER (TIN)                     Guidelines for  Certification of Taxpayer Identification Number on Substitute Form W-9
                                 enclosed herewith and complete as instructed therein.

- ------------------------------------------------------------------------------------------------------------------------------------

Certifications - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either
     (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Tax Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future). (I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments made to me thereafter will be withheld until I provide a number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service ("IRS") as backup withholding.

(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instruction - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
(Also see the IMPORTANT TAX INFORMATION above.)
- --------------------------------------------------------------------------------

Name____________________________________________________________________________
                                (Please Print)

Address_________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Signature_____________________________________________________  Date  __________

- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                The Dealer Manager for the Exchange Offers is:

                             SALOMON BROTHERS INC
                           Seven World Trade Center
                           New York, New York 10006
                    Telephone:  (800) 558-3745 (toll free)
                   Telephone:  (212) 783-3738 (call collect)
                    Attention:  Liability Management Group

           Any questions concerning the terms of the Exchange Offers may be directed to the Dealer Manager.



               The Information Agent for the Exchange Offer is:

                             D.F. KING & CO. INC.
                                99 Water Street
                           New York, New York 10005
                          Telephone:  (800) 829-6554

             Any questions concerning the completion of this form,
                         tender procedures or requests
 for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent.